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EXHIBIT 10.1

        CONTRACT NO.
DAC 96-29-M

AMENDMENT NO. 2

        THIS AMENDMENT NO. 2 dated January 21, 2002, is made by and between MCDONNELL DOUGLAS CORPORATION, a wholly-owned subsidiary of The Boeing Company ("MDC"), having an office in the City of Long Beach, State of California, and FEDERAL EXPRESS CORPORATION ("FedEx"), having its principal place of business in the City of Memphis, Tennessee.

WITNESSETH:

        In consideration of the mutual covenants herein, MDC and Federal Express agree to amend Modification Services Agreement DAC 96-29-M dated September 16, 1996 (the "Agreement") subject to the following terms and conditions:

1.
Article 2 is hereby amended to delete paragraph B.2) in its entirety and the following inserted in lieu thereof to add clarification regarding Exhibit E, Reliability Specification:

"2)
All of the Firm Aircraft shall have the ACF Modification, Exhibit D, and Reliability Specification, Exhibit E performed on them. If a block of Option Aircraft is exercised, Federal Express shall notify MDC if the ACF Modification is to be performed on each such Option Aircraft at the time Federal Express exercises the option for such block of Option Aircraft."

2.
Article 2 is hereby amended to delete paragraph B.4) in its entirety and the following inserted in lieu thereof to add clarification regarding Exhibit E, Reliability Specification:

"4)
The items listed in the Standardization Specification, Exhibit C, and Refurbish & Restoration Package, Exhibit F, constitute a catalog of work which will be selected for each Aircraft or Option Aircraft by Federal Express through issuance of an MJCS. [ * ] It is understood that the work defined in Exhibit C is based on aircraft effectivities which are different from the Aircraft. Federal Express has the responsibility to adapt the engineering orders to the Aircraft. To the extent the work content (in man-hours) for the revised engineering orders is materially different from the work content for the revisions defined herein, the line item costs defined herein will be adjusted by mutual agreement. The MJCS shall be delivered to MDC [ * ] prior to the Delivery of each Aircraft or Option Aircraft and shall concur with the Services previously indicated in accordance with Paragraph 2.B.2) and 2.B.3), and shall further specify the specific Services described in Exhibits C and F which are to be performed on each Aircraft or Option Aircraft."

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

  Amendment No. 2
  DAC 96-29-M

3.
Article 4 is hereby amended to delete paragraph D. in its entirety and the following inserted in lieu thereof to revise the bank and account information for wire transfers:

"D.
All payments made by Federal Express to MDC under this Agreement shall be in U.S. Dollars, made by wire transfer in immediately available funds and made to the following address:

The Boeing Company c/o Chase Manhattan Bank 270 Park Avenue New York, New York 10017 ABA No. 021000021 Account Number [ * ]
4.
Article 14. is hereby deleted in its entirety and replaced in lieu thereof with Article 14., included as Attachment A herein, entitled "Documentation", dated August 15, 2001, to reflect the revised document delivery schedule and media formats.

5.
The title page and page 3 of Exhibit B, are hereby deleted in their entirety and replaced in lieu thereof with a revised title page and page 3, included as Attachment B herein, Federal Express Engineering Report No. 95-051 entitled "Passenger to Freighter Conversion DC-10-10 /DC-10-30", revision D, dated May 5, 1999 to reflect the revised 440K MTOGW for certain Aircraft.

6.
Exhibit D is hereby deleted in its entirety and replaced in lieu thereof with Exhibit D, included as Attachment C herein, Federal Express Engineering Report No. 95-054 entitled "DC-10 ACF", revision F, dated September 13, 2000 to reflect the changes previously agreed to as summarized below:

  Amendment No. 2
  DAC 96-29-M

Subject	Reference Document	Price	Price Code @
Dual Stage Air Valve	C1-220-A-21352	[ * ]	[ * ]
ARINC 700/900 Radio Intermix	C1-220-A-21402	[ * ]	[ * ]
TCAS Full Installation	C1-220-A-21404	[ * ]	[ * ]
Reorient Fire Detect Switches	C1-220-A-21407	[ * ]	[ * ]
IPECO Flight Deck Seats	C1-220-A-21542	[ * ]	[ * ]
Increased DU Brightness	C1-220-A-21543	[ * ]	[ * ]
Expanded N1 Display	C1-220-A-21545	[ * ]	[ * ]
Cockpit Floor Covering	C1-220-A-21614	[ * ]	[ * ]
One Minute Smoke Detection	Letter Agreement #8	[ * ]	[ * ]
Standardized Wire Harness	Letter Agreement #11	[ * ]	[ * ]
Fuel Quantity Probe Rev. Wiring	N/A	[ * ]	[ * ]
Fuel Qty. Feed Thru Plugs (BFE)	C1-220-A-22317	[ * ]	[ * ]
440K MTGOW	C1-220-A-21491	[ * ]	[ * ]

[ * ]

*—FedEx shall be invoiced separately for all one time charges noted above.

7.
Exhibit K, page EXH K-1, is hereby deleted in its entirety and replaced in lieu thereof with Exhibit K, page EXH K-1, included as Attachment D herein, entitled "PRICE", dated August 15, 2001, to reflect the pricing changes resulting from the revisions incorporated in this Amendment.

8.
Exhibit L, page EXH L-1, is hereby deleted in its entirety and replaced in lieu thereof with Exhibit L, page EXH L-1, included as Attachment E herein, entitled "Payment Schedule", dated August 15, 2001, to reflect the changes made in Exhibit K-1 noted in Paragraph 8. above.

9.
Exhibit P is hereby deleted in its entirety and replaced in lieu thereof with Exhibit P, included as Attachment F herein, entitled "Federal Express Supplied Parts Listing", dated August 15, 2001, to reflect the changes resulting form the revisions incorporated in this Amendment.

10.
Exhibit V is hereby added, included as Attachment G herein, entitled "Price History Summary", dated August 15, 2001, to provide a reference only summary table that identifies the history of the price changes that result in the final pricing changes reflected in the revised Exhibit K, page EXH K-1 noted in paragraph 7. above.

  Amendment No. 2
  DAC 96-29-M

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above written by their officers or agents thereunto duly authorized.

AGREED AND ACCEPTED:
FEDERAL EXPRESS CORPORATION
Signature	/s/ JAMES R. PARKER
Printed Name	JAMES R. PARKER
Title	VICE PRESIDENT
MCDONNELL DOUGLAS CORPORATION
Signature	/s/ CHARLES E. STREITZ
Printed Name	CHARLES E. STREITZ
Title	SENIOR CONTRACTS MANAGER

Attachments A through G to
Amendment No. 2 to
DAC 96-29-M

[ * ]

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  EXHIBIT 10.1
AMENDMENT NO. 2
WITNESSETH